UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

TIANCI INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-184061	45-5440446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

No. 45-2, Jalan USJ 21/10

Subang Jaya 47640

Selangor Darul Ehsan, Malaysia

(Address of principal executive offices)

+ 60 1 2697 1115

(Issuer's Telephone Number)

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective August 6, 2021, Tianci International, Inc., a Nevada corporation (“we,” “us,” or the “Company”), Chuah Su Mei, our Chief Executive Officer, President and Director, and Silver Glory Group Limited, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which Chuah Su Mei agreed to sell to Silver Glory Group Limited all 1,793,000 shares of common stock of the Company held by her (the “Shares”) for cash consideration of Five Hundred Twenty Five Thousand Dollars ($525,000) (the “Transaction”). The Shares represent approximately 73.18% of the issued and outstanding common stock of the Company and are being sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The sale of the Shares consummated on August 26, 2021, and was purchased by Silver Glory Group Limited using its working capital. As a result of the Transaction, Silver Glory Group Limited holds a controlling interest in the Company and may unilaterally determine the election of the members of the Board of Directors (the “Board”) and other substantive matters requiring approval of the Company’s stockholders.

Upon the closing of the Transaction, on August 26, 2021, each of Chuah Su Chen, Chuah Su Mei, and Jerry Ooi, constituting all current directors and officers of the Company, resigned from his or her positions with the Company. The resignations were not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Concurrently with such resignation, the following individuals were appointed to serve in the offices set forth next to his name until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Name	Office
Zhigang Pei	Chief Executive Officer, Chief Financial Officer, Secretary and Director
Shufang Gao	Director
David Wei Fang	Director
Jack Fan Liu	Director
Yee ManYung	Director
Jimmy Weiyu Zhu	Director

None of the directors or executive officers has a direct family relationship with any of the Company’s directors or executive officers. Each officer and director will serve in his positions without compensation. The Company plans to enter into compensatory arrangements with its officers and directors in the future.

The following is additional information regarding our directors and executive officers.

Zhigang Pei, age 49, joined us on August 26, 2021, as our Chief Executive Officer, Chief Financial Officer, Secretary, and a member of the Board. Mr. Pei has served as the Executive Director of Anyang Xinrun Investment Co., Ltd., a PRC company since November 2009. He has also served as the Executive Director and General Manager of Henan Ziwei Real Estate Development Co., Ltd., and Henan Anyang Dahua Commercial and Trading Plaza Development Co., Ltd. since 2015. Mr. Pei graduated from No.2 Middle School Anyang City in1989. Mr. Pei brings to the Board his deep experience in real estate and investment industries.

Shufang Gao, age 52, has worked as CEO of Hong Kong listed groups, president of domestic capital companies, and vice president of A-share listed companies. He is familiar with the A-share capital market and Hong Kong capital market, and has mature experience in the strategy and operation development of listed companies. He joined us on August 26, 2021, as a member of our Board. From October 2020 to August 2021, he served as the Vice President and Director of SiChuan Jinding Group. Prior to that, he was the Vice Chairman of Luoyang Yongning Nonferrous Technology Co., Ltd. from August 2019 to September 2020. From April 2018 to July 2019, Mr. Gao served as the Vice President of Tibet Huayu Mining Co., Ltd., an A-share listed company. He was the Chief Executive Officer of Haotian Development Group Co., Ltd. (Hong Kong Main Board Listed Company 00474) from August 2016 to September 2017. From August 2012 to August 2016, he served as the President of Haihua Group Holdings Co., Ltd., an international container leasing company. Mr. Gao received his Bachelor of Management Degree from Dalian University of Technology in 1999. He received his Masters of Finance and Accounting Degree from the Chinese University of Hong Kong in 2008. Mr. Gao brings to the Board his international experience in the operation and risk control areas of listed companies.

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David Wei Fang, age 48, has over ten years of experience in the securities and investment industry. He joined us on August 26, 2021, as a member of our Board. Mr. Fang served as the Partner of Tiger Securities and the CEO of Tiger Securities International in Hong Kong from May 2018 to July 2019. From January 2017 to April 2018, Mr. Fang served as the CEO of Haotian International Securities in Hong Kong. Mr. Fang was the Head of High Net Worth Individual, Corporate Client and ICBC Global Wealth Management Center of ICBC International in Hong Kong from October 2014 to December 2016. Mr. Fang has a Bachelor’s degree in Economics from Anhui University of Finance and Economics in 1994. Mr. Fang obtained his Master of Business Administration Degree from Georgia South University in 2004. Mr. Fang brings to the Board his deep experience in the securities and investment industry.

Jack Fan Liu, age 42, joined us on August 26, 2021, as a member of our Board. Prior to joining us, Mr. Liu was the Vice President of China Regenerative Medicine International Limited from September 2014 to October 2017. From July 2009 to August 2014, Mr. Liu was the Investment Director of Tian Huan Investment Company. He was a financial analyst of Founder Securities (SSE:601901) from May 2007 to June 2009. Mr. Liu received his B.A. in Engineering from Nanjing Tech University in 2001 and his Master of Economics from Concordia University, Canada in 2006. He brings to the Board his experience and knowledge of investments and mergers and acquisitions of companies in Hong Kong and China.

Yung Yee Man, age 28, has more than 5 years of HR manager experience in both Hong Kong and NASDAQ listed company. She also has two years’ experience as an assistant of board members. Ms. Yung joined us on 26 August, 2021, as a member of our Board. Ms. Yung holds a Master’s degree in Corporate Communication from University of Leeds in 2017. Ms. Yung is currently pursuing an MBA Degree in University of South Australia. Ms. Yung brings to the Board her human resources and public company experience.

Jimmy Weiyu Zhu, age 54, joined us on August 26, 2021, as a member of our Board. Mr. Zhu has nearly twenty-five years of experience in the fields of mining, commodity trading, trade financing, logistics and shipping, and covering for companies located in Australia and Hong Kong. Mr. Zhu was the Financial Controller of Hai Xin Petroleum Trading Ltd. ( Hong Kong) from September 2017 to October 2020. Prior to that time, he served as the Financial Controller and Director of Ocean Container Leasing Services Ltd. and Gold Time International Resources Ltd. (Hong Kong) from July 2012 to August 2017. He received his B.A. in Accounting and Finance from Northeast University of Finance and Economics, China in 1991. Mr. Zhu brings to the Board his deep experience in commodities, finance and trading.

Item 5.01.	Changes in Control of Registrant.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANCI INTERNATIONAL, INC.
(Registrant)

Dated: August 27, 2021	By:	/s/ Zhigang Pei
Zhigang Pei Chief Executive Officer, Chief Financial Officer, Secretary and Director

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